                                             This document contains 6 pages.
                                             The Exhibit Index is located on
                                             page 4.

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) January 27, 1997

                   ML Revolving Home Equity Loan Trust 1996-1
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1996-1)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      33-84894             59-3247986
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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
Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                                Description
         ----------                                 -----------
           19.1                              Servicing Certificate and
                                             Statement to Certificateholders for
                                             ML Revolving Home Equity Loan
                                             Asset Backed Certificates,
                                             Series 1996-1, for the
                                             January 27, 1997
                                             distribution pursuant to
                                             Sections 4.01 and 5.03 of
                                             the Pooling and Servicing
                                             Agreement among Merrill
                                             Lynch Credit Corporation,
                                             as Servicer, MLCC Mortgage
                                             Investors, Inc., as Seller,
                                             and Bankers Trust Company
                                             of California, N.A., as
                                             Trustee, dated as of April
                                             1, 1996.


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
                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MERRILL LYNCH CREDIT
                                                     CORPORATION, as Servicer
                                                     and on behalf of MLCC
                                                     MORTGAGE INVESTORS, INC.



                                            By:  /s/ Steven T. Hardy
                                                -------------------------------
                                                Name:  Steven T. Hardy
                                                Title: Vice President and
                                                       Controller


Dated:   1/27/97
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
                                  Exhibit Index

Exhibit No.                                                           Page
-----------                                                           ----
     19.1       Servicing Certificate and Statement to
                Certificateholders for ML Revolving Home
                Equity Loan Asset Backed Certificates,
                Series 1996-1                                           5


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